UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2021

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

MiX Telematics Limited (the Company) held its annual general meeting of shareholders on Thursday, September 9, 2021 (in terms of the notice of annual general meeting posted to shareholders on July 23, 2021). All the resolutions tabled thereat were passed by the requisite majority of the Company's shareholders.

Details of the results of voting at the annual general meeting are as follows:

–total number of MiX Telematics shares in issue as at the date of the annual general meeting: 590 640 946 (excluding treasury shares); and
–total number of MiX Telematics shares that were present/represented at the annual general meeting: 567 213 105 being 96.03% of the total number of MiX Telematics shares that could have been voted at the annual general meeting.

Ordinary resolution number 1a: Re-election of Fikile Futwa as a director of the Company
Shares voted* 567 169 135, being 96.03%	For 566 247 394, being 99.84%	Against 921 741, being 0.16%	Abstentions^ 43 970, being 0.01%
Ordinary resolution number 1b: Re-election of Robin Frew as a director of the Company
Shares voted* 567 111 260, being 96.02%	For 541 622 487, being 95.51%	Against 25 488 773, being 4.49%	Abstentions^ 101 845, being 0.02%
Ordinary resolution number 2: Ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm (Auditor) for the fiscal year ending March 31, 2022
Shares voted* 567 102 685, being 96.01%	For 567 098 489, being 99.999%	Against 4 196, being 0.001%	Abstentions^ 110 420, being 0.02%
Special resolution number 1: Authorization of the repurchase of securities
Shares voted* 566 550 710, being 95.92%	For 566 322 744, being 99.96%	Against 227 966, being 0.04%	Abstentions^ 662 395, being 0.11%
Special resolution number 2: Authorization of financial assistance to related and inter-related companies
Shares voted* 567 117 530, being 96.02%	For 566 929 464, being 99.97%	Against 188 066, being 0.03%	Abstentions^ 95 575, being 0.02%
Special resolution number 3: Approval of the fees payable to non-executive directors
Shares voted* 567 080 260, being 96.01%	For 566 528 019, being 99.90%	Against 552 241, being 0.10%	Abstentions^ 132 845, being 0.02%
Ordinary resolution number 3: Non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 567 124 010, being 96.02%	For 464 986 132, being 81.99%	Against 102 137 878, being 18.01%	Abstentions^ 89 095, being 0.02%
Ordinary resolution number 4: Non-binding advisory vote on endorsement of the Remuneration Implementation Report
Shares voted* 567 124 410, being 96.02%	For 565 020 644, being 99.63%	Against 2 103 766, being 0.37%	Abstentions^ 88 695, being 0.02%
Ordinary resolution number 5: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 567 125 010, being 96.02%	For 565 084 619, being 99.64%	Against 2 040 391, being 0.36%	Abstentions^ 88 095, being 0.01%
Ordinary resolution number 6: Presentation of the IFRS Annual Financial Statements for the year ended March 31, 2021
Shares voted* 566 136 110, being 95.85%	For 566 059 069, being 99.99%	Against 77 041, being 0.01%	Abstentions^ 1 076 995, being 0.18%

Ordinary resolution number 7: Authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 567 087 635, being 96.01%	For 434 564 364, being 76.63%	Against 132 523 271, being 23.37%	Abstentions^ 125 470, being 0.02%
Ordinary resolution number 8a: Re-appointment of Fundiswa Roji-Maplanka as chairperson and member of the Audit and Risk Committee
Shares voted* 567 130 885, being 96.02%	For 566 962 719, being 99.97%	Against 168 166, being 0.03%	Abstentions^ 82 220, being 0.01%
Ordinary resolution number 8b: Re-appointment of Fikile Futwa as member of the Audit and Risk Committee
Shares voted* 567 130 885, being 96.02%	For 566 962 969, being 99.97%	Against 167 916, being 0.03%	Abstentions^ 82 220, being 0.01%
Ordinary resolution number 8c: Re-appointment of Richard Bruyns as member of the Audit and Risk Committee
Shares voted* 567 137 860, being 96.02%	For 564 962 414, being 99.62%	Against 2 175 446, being 0.38%	Abstentions^ 75 245, being 0.01%
Ordinary resolution number 9: Authorization to issue shares for cash
Shares voted* 567 146 935, being 96.02%	For 565 761 294, being 99.76%	Against 1 385 641, being 0.24%	Abstentions^ 66 170, being 0.01%
Ordinary resolution number 10: Authorization of the signature of documentation
Shares voted* 567 132 585, being 96.02%	For 566 272 069, being 99.85%	Against 860 516, being 0.15%	Abstentions^ 80 520, being 0.01%
* shares voted (excluding abstentions) in relation to total shares in issue
^ in relation to total shares in issue (excluding treasury shares)

Item 7.01. Regulation FD Disclosure.

The submission to the Johannesburg Stock Exchange by the Company announcing results of the annual general meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Results of Annual General Meeting of the Company convened on Thursday, September 9, 2021 and all the resolutions tabled thereat passed by the requisite majority of MiX Telematics shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: September 10, 2021

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

RESULTS OF ANNUAL GENERAL MEETING

Shareholders are advised that at the annual general meeting of the Company convened on Thursday, September 9, 2021 (in terms of the notice of annual general meeting posted to shareholders on July 23, 2021) all of the resolutions tabled thereat were passed by the requisite majority of MiX Telematics shareholders.

Details of the results of voting at the annual general meeting are as follows:
–total number of MiX Telematics shares in issue as at the date of the annual general meeting: 590 640 946 (excluding treasury shares); and
–total number of MiX Telematics shares that were present/represented at the annual general meeting: 567 213 105 being 96.03% of the total number of MiX Telematics shares that could have been voted at the annual general meeting.

Ordinary resolution number 1a: Re-election of Fikile Futwa as a director of the Company
Shares voted* 567 169 135, being 96.03%	For 566 247 394, being 99.84%	Against 921 741, being 0.16%	Abstentions^ 43 970, being 0.01%
Ordinary resolution number 1b: Re-election of Robin Frew as a director of the Company
Shares voted* 567 111 260, being 96.02%	For 541 622 487, being 95.51%	Against 25 488 773, being 4.49%	Abstentions^ 101 845, being 0.02%
Ordinary resolution number 2: Ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm (Auditor) for the fiscal year ending March 31, 2022
Shares voted* 567 102 685, being 96.01%	For 567 098 489, being 99.999%	Against 4 196, being 0.001%	Abstentions^ 110 420, being 0.02%

Special resolution number 1: Authorization of the repurchase of securities
Shares voted* 566 550 710, being 95.92%	For 566 322 744, being 99.96%	Against 227 966, being 0.04%	Abstentions^ 662 395, being 0.11%
Special resolution number 2: Authorization of financial assistance to related and inter-related companies
Shares voted* 567 117 530, being 96.02%	For 566 929 464, being 99.97%	Against 188 066, being 0.03%	Abstentions^ 95 575, being 0.02%
Special resolution number 3: Approval of the fees payable to non-executive directors
Shares voted* 567 080 260, being 96.01%	For 566 528 019, being 99.90%	Against 552 241, being 0.10%	Abstentions^ 132 845, being 0.02%
Ordinary resolution number 3: Non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 567 124 010, being 96.02%	For 464 986 132, being 81.99%	Against 102 137 878, being 18.01%	Abstentions^ 89 095, being 0.02%
Ordinary resolution number 4: Non-binding advisory vote on endorsement of the Remuneration Implementation Report
Shares voted* 567 124 410, being 96.02%	For 565 020 644, being 99.63%	Against 2 103 766, being 0.37%	Abstentions^ 88 695, being 0.02%
Ordinary resolution number 5: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 567 125 010, being 96.02%	For 565 084 619, being 99.64%	Against 2 040 391, being 0.36%	Abstentions^ 88 095, being 0.01%
Ordinary resolution number 6: Presentation of the IFRS Annual Financial Statements for the year ended March 31, 2021
Shares voted* 566 136 110, being 95.85%	For 566 059 069, being 99.99%	Against 77 041, being 0.01%	Abstentions^ 1 076 995, being 0.18%
Ordinary resolution number 7: Authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 567 087 635, being 96.01%	For 434 564 364, being 76.63%	Against 132 523 271, being 23.37%	Abstentions^ 125 470, being 0.02%

Ordinary resolution number 8a: Re-appointment of Fundiswa Roji-Maplanka as chairperson and member of the Audit and Risk Committee
Shares voted* 567 130 885, being 96.02%	For 566 962 719, being 99.97%	Against 168 166, being 0.03%	Abstentions^ 82 220, being 0.01%
Ordinary resolution number 8b: Re-appointment of Fikile Futwa as member of the Audit and Risk Committee
Shares voted* 567 130 885, being 96.02%	For 566 962 969, being 99.97%	Against 167 916, being 0.03%	Abstentions^ 82 220, being 0.01%
Ordinary resolution number 8c: Re-appointment of Richard Bruyns as member of the Audit and Risk Committee
Shares voted* 567 137 860, being 96.02%	For 564 962 414, being 99.62%	Against 2 175 446, being 0.38%	Abstentions^ 75 245, being 0.01%
Ordinary resolution number 9: Authorization to issue shares for cash
Shares voted* 567 146 935, being 96.02%	For 565 761 294, being 99.76%	Against 1 385 641, being 0.24%	Abstentions^ 66 170, being 0.01%
Ordinary resolution number 10: Authorization of the signature of documentation
Shares voted* 567 132 585, being 96.02%	For 566 272 069, being 99.85%	Against 860 516, being 0.15%	Abstentions^ 80 520, being 0.01%
* shares voted (excluding abstentions) in relation to total shares in issue
^ in relation to total shares in issue (excluding treasury shares)

September 10, 2021

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